UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2023
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2023, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on January 30, 2023. Votes were cast by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of Cooper until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
Colleen E. Jay	39,766,657	4,075,901	715,248	1,613,160
William A. Kozy	42,019,374	2,497,354	41,079	1,613,159
Cynthia L. Lucchese	44,463,064	54,789	39,954	1,613,159
Teresa S. Madden	42,728,418	1,790,079	39,310	1,613,159
Gary S. Petersmeyer	42,625,727	1,888,605	43,477	1,613,157
Maria Rivas, M.D.	43,907,703	611,456	38,648	1,613,159
Robert S. Weiss	41,059,527	3,372,737	125,545	1,613,157
Albert G. White III	44,073,234	444,409	40,165	1,613,158

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2023 was ratified.

For	Against	Abstain	Broker Non-Vote
41,442,194	4,692,041	36,730	-

Proposal 3 – Approval of 2023 Long-Term Incentive Plan

The stockholders approved the 2023 Long-Term Incentive Plan as presented in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
40,877,146	3,661,540	19,120	1,613,160

Proposal 4 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of Cooper’s Named Executive Officers as presented in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
38,372,939	6,140,111	44,755	1,613,161

Proposal 5 – Advisory Vote on the Frequency of Presentation of Executive Compensation Program for an Advisory Vote of Stockholders

The stockholders approved, on an advisory basis, the annual presentation of a vote on the compensation of the Company’s Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
44,220,260	33,863	272,783	30,900	1,613,160

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Nicholas S. Khadder
        Nicholas S. Khadder
General Counsel & Secretary

Dated: March 16, 2023